Blackstone Mortgage Trust, Inc. February 13, 2018 Fourth Quarter and Full Year 2017 Results Exhibit 99.2

Blackstone Mortgage Trust

BXMT Highlights
8.2%
dividend
yield
(b)
Blackstone Real
Estate platform
provides expert
management
100% performing
loan portfolio
generates current
cash income
Portfolio positioned for
yield and value
protection in changing
rate environment
$0.62
4Q dividend
61%
Loan-to-Value
(c)
$11.1B
senior loan portfolio
94%
floating rate
+$0.29
net interest income per 1%
increase in LIBOR
(d)
$115B
BX Real Estate investor
capital under management
$4.8B
2017 originations
Expertise
Income
Stability
Protection
BXMT
originated $1.2 billion of senior commercial real estate loans and grew its portfolio to
$11.1
billion
in
4Q,
generating
$0.59
of
GAAP
EPS
and
$0.65
of
Core
EPS
(a)
Stable assets
financed with long-
term, match-funded
liabilities
Information included in this presentation is as of or for the period ended December 31, 2017, unless otherwise indicated.
(a)
See Appendix for a definition and reconciliation to GAAP net income
(b)
Based on annualized dividend and BXMT closing price as of February 12, 2018
(c)
Reflects LTV as of the date loans were originated or acquired by BXMT
(d)
Changes in interest rates and credit spreads may affect our net interest income from loans and other investments. See Appendix for important disclosures.

Blackstone Mortgage Trust

4Q
originations
of
$1.2
billion;
2017
volume
of
$4.8
billion
up
37%
from
prior
year
44%
of
loans
originated
in
4Q
were
secured
by
multifamily
assets
Fourth Quarter and Full Year 2017 Results
94%
of
the
portfolio
is
floating
rate,
up
5%
from
2016
1.0%
increase
in
LIBOR
would
increase
annual
net
interest
income
by
$0.29
per
share
(e)
Earnings &
Dividends
Loan
Originations
Portfolio
Composition
Financing
Interest Rates
4Q
EPS
of
$0.59
and
Core
Earnings
(a)
of
$0.65
per
share
($2.27
and
$2.55,
respectively
for
full
year
2017)
Book
value
per
share
of
$26.93,
up
$0.41
as
a
result
of
share
issuance
at
$31.90
or
1.20x
P/B
Portfolio
grew
14%
from
prior
year,
ending
with
an
$11.1
billion
outstanding
balance
(b)
Weighted
average
origination
LTV
(c)
of
61%
$1.0
billion
CLO
issuance
represents
non-recourse,
term-matched
financing
with
an
82%
advance
rate
and
a
weighted
average
coupon
of
L+1.21%
Debt-to-Equity
ratio
(d)
of
2.0x,
down
0.6x
quarter
over
quarter
(a)
See Appendix for a definition and reconciliation to GAAP net income
(b)
Includes $985 million of Non-Consolidated Senior Interests; see Appendix for definition
(c)
Reflects LTV as of the date loans were originated or acquired by BXMT
(d)
Represents (i) total outstanding secured debt agreements and convertible notes, less cash, to (ii) total equity
(e)
Changes in interest rates and credit spreads may affect our net interest income from loans and other investments. See Appendix for important disclosures.

Blackstone Mortgage Trust

2017 Dividend Coverage
(c)
4Q
GAAP
earnings
of
$0.59
per
share
($58
million)
and
Core
Earnings
(a)
of
$0.65
per
share
($65
million)
2017
GAAP
earnings
of
$2.27
per
share
($218
million)
and
Core
Earnings
(a)
of
$2.55
per
share
($245
million)
$0.62
per
share
dividend
equates
to
an
8.2%
dividend
yield
(b)
(a)
See Appendix for a definition and reconciliation to GAAP net income
(b)
Based on annualized dividend and BXMT closing price as of February 12, 2018
(c)
GAAP EPS of $0.54, $0.53, $0.61 and $0.59 as of 1Q’17, 2Q’17, 3Q’17 and 4Q’17, respectively
Book Value Per Share Growth
$0.62
Quarterly Dividend
103%
Dividend Coverage
9.2%
Accretion
$0.61
$0.60
$0.69
$0.65
1Q'17
2Q'17
3Q'17
4Q'17
$24.67
$26.93
Re-IPO
2Q'13
4Q'17
Core Earnings Per Share
Dividends Per Share
Earnings & Dividends

Blackstone Mortgage Trust

100% floating rate, senior loans
Weighted
average
LTV
(a)
of
62%
22% multifamily; 0% retail
(a)
Reflects LTV as of the date loans were originated or acquired by BXMT
(b)
Excludes loans originated in the BXMT-Walker & Dunlop joint venture
Large
loans:
$142
million
avg.
size
(b)
($ in billions)
Origination Growth
2017 Originations
$3.5
$4.8
37%
YoY growth
Office
Multi
Hotel
Retail
Other
2016 Originations
2017 Originations
Loan Originations
Originated
$1.2
billion
in
4Q
bringing
total
2017
originations
to
$4.8
billion,
up
37%
from
prior
year
Portfolio
growth
of
$1.2
billion,
including
$486
million
of
fundings
under
previously
originated
commitments
in
2017

Blackstone Mortgage Trust

Portfolio Composition
$11.1
billion
portfolio
comprising
110
senior
loans
secured
by
institutional
quality
real
estate
concentrated
in
major
markets;
63%
of
loans
secured
by
assets
located
in
coastal
markets
Office
Retail
Hotel
Condo
Other
Multi
Geographic Diversification
(a)
Collateral Diversification
(a)
Weighted Average LTV
(b)
61%
TX
1%
$11.1B
portfolio
CA
19%
BE
1%
NL
1%
DEU
1%
UK
7%
States that comprise less than 1% of total loan portfolio
CAN
4%
IL
8%
GA
4%
FL
7%
VA
7%
DC
3%
NY
22%
MA
3%
WA
2%
53%
17%
11%
8%
2%
9%
(a)
In certain instances, we finance our loans through the non-recourse sale of a senior loan interest that is not included in our consolidated financial statements. See Note 2 in our Form 10-K for further discussion. Total loan exposure encompasses the entire loan we originated and financed, including $985 million of such Non-Consolidated Senior
Interests as of December 31, 2017.
(b)
Reflects LTV as of the date loans were originated or acquired by BXMT
HI
5%

Blackstone Mortgage Trust

Financing
Closed
$1.0
billion
collateralized
loan
obligation
(CLO),
the
largest
commercial
real
estate
CLO
issued
post
financial
crisis
Innovative
structural
features
maximize
economic
efficiency
and
maintain
asset
management
flexibility
BXMT 2017-FL1
(b)
Structure
$3.4B
Total Loans
$1.0B
CLO Securitization
31
No. of Loans
31
Pari
Passu
A2 Participations
Finances $1.0 billion of BXMT
originated senior mortgages
Non-recourse
Non-MTM
(a)
term financing
Innovative structural flexibility
Highlights
$817M
Notes Sold
82%
Advance Rate
L+1.21%
Average Coupon
NR  $100
B-
$38
BB-
$45
BBB-
$83
A-
$59
AA-
$61
AAA  $85
AAA
$530
A1
A1
A1
A1
A2
A2
A2
A2
(a)
Mark to market
(b)
This information is not intended to, and does not constitute, represent or form part of any offer, invitation or solicitation of any offer to purchase, or otherwise acquire, subscribe for, sell or otherwise dispose of, any securities

Blackstone Mortgage Trust

Financing
Grew
capacity
by
$4.2
billion
in
2017
through
diversified
funding
sources
including
new
credit
facilities,
upsizes
of
existing
facilities,
BXMT’s
first
CLO
and
large
loan
securitization,
convertible
debt
issuances,
and
issuance
of
common
stock
Total
asset-level
financing
capacity
of
$10.9
billion
was
70%
utilized
at
quarter
end
Financing
(a)
In addition to $33 million of loan participations sold, includes $985 million of Non-Consolidated Senior Interests, which result from non-recourse sales of senior loan interests in loans BXMT originates. BXMT’s net investments in these loans are reflected in the form of mezzanine or other subordinate loans on BXMT’s balance sheet.
(b)
Represents (i) total outstanding secured debt agreements and convertible notes, less cash, to (ii) total equity
$4.2B
2017 New Capital Sources
2.0x
Debt-to-Equity
Ratio
(b)
$5.8
$8.1
Credit
Facilities
$1,600
Secured Facility
$125
Total Leverage
Senior Loan
Interests
(a)
Securitized
Debt
Corporate Obligations
Corporate Debt
Credit Facilities
10 Credit Providers
Convertible Notes and
Secured Facility
Senior Syndications
$5.3
$0.6
$1.0
$1.3
CLO and Single Asset
Securitization
CLO
$818
A-note
$375
Convert
$403
Common
Equity
$392
($ in billions, outstanding balance)
($ in millions, except as noted otherwise)
Securitization
$475

Net Interest Income Per Share
Increasing USD LIBOR = Increasing Income

Blackstone Mortgage Trust

Interest Rates
Core
Earnings
are
positively
correlated
to
changes
in
LIBOR,
the
benchmark
index
for
94%
of
BXMT’s
loans
A
1.0%
increase
in
USD
LIBOR
would
increase
net
interest
income
per
share
by
$0.29
per
annum
(a)
Portfolio
Income
Sensitivity
to
USD
LIBOR
(a)
(Annual Dollars of Net Interest Income Per Share)
Portfolio Fixed vs. Floating
(% of Total Loan Exposure)
Fixed
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
1.56%
2.06%
2.56%
3.06%
3.56%
4.06%
Floating
Fixed
6%
94%
USD LIBOR
(a)
Changes in interest rates and credit spreads may affect our net interest income from loans and other investments. See Appendix for important disclosures.

REIT Dividend Yield
Fully Taxable Equivalent Yield

Blackstone Mortgage Trust

Tax Reform
The
Tax
Cuts
and
Jobs
Act
of
2017
includes
provisions
entitling
individual
recipients
of
REIT
dividends
to
a
20%
deduction
on
ordinary
dividends,
effectively
reducing
the
maximum
individual
tax
rate
on
REIT
dividends
from
37.0%
to
29.6%
(a)
An
8%
REIT
dividend
results
in
an
after-tax
yield
equivalent
to
a
9%
bond
yield
for
individual
investors
Tax Reform Impact Illustration
After-Tax
Yield
29.6%
Max. Tax Rate
37.0%
Max. Tax Rate
(a)
This does not constitute tax advice to, and should not be relied upon by, potential investors, who should consult their own tax advisors regarding the matters discussed herein and the tax consequences of an investment in BXMT. This presentation is included for illustration purposes only. The dividend yields included herein are not guaranteed and are not reflective of BXMT’s historical performance.
8%
9%
REIT Dividend Yield
Fully Taxable Equivalent Yield

Appendix

Blackstone Mortgage Trust

3Q'17 Loans
Outstanding
Fundings
Repayments
4Q'17 Loans
Outstanding
GAAP Net
Income
Adjustments
Core
Earnings
Interest Income
146.1
$
(0.5)
$
145.6
$
Interest Expense
(66.0)

0.5

(65.5)

Management and
Incentive Fees
(14.3)

—

(14.3)

G&A / Other
(1.5)

0.4

(1.1)

Non-Cash
Compensation
(6.2)

6.2

—

Net income attributable to
non-controlling interests
(0.2)

—

(0.2)

Total
57.9
$
6.6
$
64.5
$
Appendix –
Fourth Quarter 2017 Operating Results & Net Funding
$420 million
(b)
Net Fundings
Net Funding
($ in billions)
Operating Results
($ in millions)
$10.7
$1.3
$(0.9)
$11.1
$0.65
Core Earnings Per Share
$0.59
Net Income Per Share
(a)
(a)
(a)
Includes $988 million and $985 million of Non-Consolidated Senior Interests as of September 30, 2017 and December 31, 2017, respectively; see Appendix for definition
(b)
Excludes the impact of changes in foreign currency rates and hedges for non-USD loans and financings

Blackstone Mortgage Trust

(a)
Date loan was originated or acquired by BXMT, and the LTV as of such date
(b)
In certain instances, loans are financed through the non-recourse sale of a senior loan interest that is not included in the consolidated financial statements. As of
December 31, 2017, three loans in the portfolio have been financed with an aggregate $985 million of Non-Consolidated Senior Interests, which are included in the table above.
(c)
Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty
(d)
Consists of both floating and fixed rates. Coupon and all-in yield assume applicable floating benchmark rates for weighted-average calculation.
Loan Portfolio Details
($ in millions)
Loan Type
Origination
Date
(a)
Total
Loan
(b)
Principal
Balance
(b)
Net Book
Value
Cash
Coupon
All-In
Yield
Maximum
Maturity
(c)
Location
Property
Type
Loan Per
SQFT / Unit / Key
Origination
LTV
(a)
Loan 1
Senior Loan
5/11/2017
753
$
656
$
653
$
L + 3.40%
L + 3.60%
6/10/2023
Northern Virginia
Office
321 / sqft
62%
Loan 2
Senior Loan
(b)
5/15/2015
590
545
92
L + 4.25%
L + 4.69%
5/15/2020
Miami
Retail
691 / sqft
36%
Loan 3
Senior Loan
(b)
8/6/2015
499
499
91
4.49%
5.82%
10/29/2022
Diversified -
EUR
Other
n/a
71%
Loan 4
Senior Loan
1/7/2015
315
295
294
L + 3.50%
L + 3.71%
1/9/2021
New York
Office
252 / sqft
53%
Loan 5
Senior Loan
5/1/2015
320
295
294
L + 3.45%
L + 3.83%
5/1/2020
New York
Office
375 / sqft
68%
Loan 6
Senior Loan
3/31/2017
258
242
240
L + 4.15%
L + 4.54%
4/9/2022
Maui
Hotel
318,182 /  key
75%
Loan 7
Senior Loan
6/4/2015
230
230
232
L + 4.20%
L + 4.22%
3/18/2021
Diversified -
CAN
Hotel
38,623 /  key
54%
Loan 8
Senior Loan
12/22/2017
225
225
223
L + 2.80%
L + 3.16%
1/9/2023
Chicago
Multi
326,087 / unit
65%
Loan 9
Senior Loan
6/23/2015
222
215
215
L + 3.65%
L + 3.98%
5/8/2022
Washington DC
Office
241 / sqft
72%
Loan 10
Senior Loan
2/25/2014
210
210
209
L + 4.25%
L + 4.70%
3/9/2021
Diversified -
US
Hotel
110,352 /  key
58%
Loan 11
Senior Loan
8/3/2016
276
200
198
L + 4.66%
L + 5.22%
8/9/2021
New York
Office
275 / sqft
57%
Loan 12
Senior Loan
8/19/2016
200
190
190
L + 3.64%
L + 4.10%
9/9/2021
New York
Office
580 / sqft
69%
Loan 13
Senior Loan
4/15/2016
200
189
188
L + 4.25%
L + 4.86%
5/9/2021
New York
Office
176 / sqft
40%
Loan 14
Senior Loan
12/22/2016
205
175
174
L + 3.50%
L + 4.07%
1/9/2022
New York
Office
246 / sqft
66%
Loan 15
Senior Loan
8/17/2016
187
169
168
L + 3.75%
L + 4.13%
9/9/2021
San Francisco
Office
498 / sqft
65%
Loans 16-110
Senior Loans
Various
8,016
6,759
6,596
5.47%
(d)
5.88%
(d)
Various
Various
Various
Various
62%
Total/Wtd. Avg.
12,706
$
11,094
$
10,057
$
5.38%
5.83%
3.5 years
61%

Blackstone Mortgage Trust

December 31, 2017
December 31, 2016
Assets
Cash and cash equivalents
69,654
$
75,567
$
Restricted Cash
32,864

—

Loans receivable, net
10,056,732

8,692,978

Other assets
99,575

44,070

Total assets
10,258,825
$
8,812,615
$
Liabilities and equity
Secured debt agreements, net
5,273,855
$
5,716,354
$
Loan participations sold, net
80,415

348,077

Securitized debt obligations, net
1,282,412

—

Convertible notes, net
563,911

166,762

Other liabilities
140,826

87,819

Total liabilities
7,341,419

6,319,012

Commitments and contingencies
—

—

Equity
Class A common stock, $0.01 par value
1,079

945

Additional paid-in capital
3,506,861

3,089,997

Accumulated other comprehensive loss
(29,706)

(56,202)

Accumulated deficit
(567,168)

(541,137)

Total Blackstone Mortgage Trust, Inc. stockholders' equity
2,911,066

2,493,603

Non-controlling interests
6,340

—

Total equity
2,917,406

2,493,603

Total liabilities and equity
10,258,825
$
8,812,615
$
Consolidated Balance Sheets
($ in thousands, except per share data)

Blackstone Mortgage Trust

Consolidated Statements of Operations
($ in thousands, except per share data)
Three Months Ended December 31,
Year Ended December 31,
2017
2016
2017
2016
Income from loans and other investments
Interest and related income
146,127
$
116,288
$
537,915
$
497,974
$
Less: Interest and related expenses
65,953
44,451
234,870
184,270
Income from loans and other investments, net
80,174
71,837
303,045
313,704
Other expenses
Management and incentive fees
14,284
12,798
54,841
55,959
General and administrative expenses
7,702
6,726
29,922
27,716
Total other expenses
21,986
19,524
84,763
83,675
Gain on investments at fair value
—
6
—
13,420
Income from equity investment in unconsolidated subsidiary
—
995
—
3,187
Income before income taxes
58,188
53,314
218,282
246,636
Income tax provision (benefit)
48
(85)
314
196
Net income
58,140
$
53,399
$
217,968
$
246,440
$
Net income attributable to non-controlling interests
(249)
(24)
(337)
(8,143)
Net income attributable to Blackstone Mortgage Trust, Inc.
57,891
$
53,375
$
217,631
$
238,297
$
Per share information (basic and diluted)
Weighted-average shares of common stock outstanding
98,810,617
94,455,518
95,963,616
94,165,351
Net income per share of common stock
0.59
$
0.57
$
2.27
$
2.53
$

Blackstone Mortgage Trust

Per Share Calculations
(Amounts in thousands, except per share data)
(a)
Represents net income attributable to Blackstone Mortgage Trust, Inc.
(b)
Adjustment in respect of the deferral in Core Earnings of the accretion of a total $9.1 million of purchase discount attributable to a certain pool of GE portfolio loans pending the repayment of those loans
Core Earnings
Reconciliation
Three Months Ended
December 31, 2017
September 30, 2017
Net income
(a)
57,891
$
57,722
$
Non-cash compensation expense
6,221
5,944
GE purchase discount accretion adjustment
(b)
(483)
(138)
Other items
874
1,610
Core Earnings
64,503
$
65,138
$
Weighted-average shares outstanding, basic and diluted
98,811
95,013
Core Earnings per share, basic and diluted
0.65
$
0.69
$
Three Months Ended
December 31, 2017
September 30, 2017
Net income
(a)
57,891
$
57,722
$
Weighted-average shares outstanding, basic and diluted
98,811
95,013
Earnings per share, basic and diluted
0.59
$
0.61
$
December 31, 2017
September 30, 2017
Stockholders‘
equity
2,911,066
$
2,519,614
$
Shares
Class A common stock
107,884
94,828
Deferred stock units
197
190
Total outstanding
108,081
95,018
Book value per share
26.93
$
26.52
$
Book Value
per Share
Earnings
per Share

Blackstone Mortgage Trust

Reconciliation of Net Income to Core Earnings
(a)
Represents net income attributable to Blackstone Mortgage Trust, Inc.
(b)
Adjustment in respect of the deferral in Core Earnings of the accretion of a total $9.1 million of purchase discount attributable to a certain pool of GE portfolio loans pending the repayment of those loans
(Amounts in thousands, except per share data)
Mar 31,
2017
Jun 30,
2017
Sep 30,
2017
Dec 31,
2017
Net income
(a)
51,405
$
50,613
$
57,722
$
57,891
$
Non-cash compensation expense
5,907
5,959
5,944
6,221
GE
purchase
discount
accretion
adjustment
(b)
(216)
(198)
(138)
(483)
Other items
1,024
1,001
1,610
874
Core Earnings
58,120
$
57,375
$
65,138
$
64,503
$
Weighted-average shares outstanding, basic and diluted
94,993
95,006
95,013
98,811
Net income per share, basic and diluted
0.54
$
0.53
$
0.61
$
0.59
$
Core Earnings
per share, basic and diluted
0.61
$
0.60
$
0.69
$
0.65
$

Blackstone Mortgage Trust

Definitions
Core
Earnings:
Blackstone
Mortgage
Trust,
Inc.
(“BXMT”)
discloses
Core
Earnings
in
this
presentation.
Core
Earnings
is
a
financial
measure
that
is
calculated
and
presented
on
the
basis
of
methodologies
other
than
in
accordance
with
generally
accepted
accounting
principles
in
the
United
States
of
America
(“GAAP”).
Core
Earnings
is
an
adjusted
measure
that
helps
BXMT
evaluate
its
performance
excluding
the
effects
of
certain
transactions
and
GAAP
adjustments
that
it
believes
are
not
necessarily
indicative
of
its
current
loan
origination
portfolio
and
operations.
Although
according
to
its
management
agreement
BXMT
calculates
the
incentive
and
base
management
fees
due
to
its
Manager
using
Core
Earnings
before
incentive
fees
expense,
BXMT
reports
Core
Earnings
after
incentive
fees
expense,
as
BXMT
believes
this
is
a
more
meaningful
presentation
of
the
economic
performance
of
its
class
A
common
stock.
Core
Earnings
is
defined
as
GAAP
net
income
(loss),
including
realized
gains
and
losses
not
otherwise
included
in
GAAP
net
income
(loss),
and
excluding
(i)
net
income
(loss)
attributable
to
the
CT
Legacy
Portfolio,
(ii)
non-cash
equity
compensation
expense,
(iii)
depreciation
and
amortization,
(iv)
unrealized
gains
(losses),
and
(v)
certain
non-cash
items.
Core
Earnings
may
also
be
adjusted
from
time
to
time
to
exclude
one-time
events
pursuant
to
changes
in
GAAP
and
certain
other
non-cash
charges
as
determined
by
BXMT’s
manager,
subject
to
approval
by
a
majority
of
its
independent
directors.
Core
Earnings
does
not
represent
net
income
or
cash
generated
from
operating
activities
and
should
not
be
considered
as
an
alternative
to
GAAP
net
income,
or
an
indication
of
BXMT’s
GAAP
cash
flows
from
operations,
a
measure
of
BXMT’s
liquidity,
or
an
indication
of
funds
available
for
its
cash
needs.
In
addition,
BXMT’s
methodology
for
calculating
Core
Earnings
may
differ
from
the
methodologies
employed
by
other
companies
to
calculate
the
same
or
similar
supplemental
performance
measures,
and
accordingly,
its
reported
Core
Earnings
may
not
be
comparable
to
the
Core
Earnings
reported
by
other
companies.
Non-Consolidated
Senior
Interests:
Senior
interests
in
loans
originated
and
syndicated
to
third
parties.
These
non-recourse
loan
participations,
which
are
excluded
from
the
GAAP
balance
sheet,
constitute
additional
financing
capacity
and
are
included
in
discussions
of
the
loan
portfolio.
Net
Interest
Income
Sensitivity
to
LIBOR:
Reflects
the
impact
on
net
interest
income,
assuming
no
changes
in
credit
spreads,
portfolio
composition,
or
asset
performance.
Excludes
other
components
of
net
income,
such
as
management
and
incentive
fees,
which
ultimately
impact
earnings
and
dividends
per
share.

Blackstone Mortgage Trust

Forward-Looking Statements
This
presentation
may
contain
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
which
reflect
BXMT’s
current
views
with
respect
to,
among
other
things,
its
operations
and
financial
performance.
You
can
identify
these
forward-looking
statements
by
the
use
of
words
such
as
“outlook,”
“indicator,”
“believes,”
“expects,”
“potential,”
“continues,”
“may,”
“will,”
“should,”
“seeks,”
“predicts,”
“intends,”
“plans,”
“estimates,”
“anticipates”
or
the
negative
version
of
these
words
or
other
comparable
words.
Such
forward-
looking
statements
are
subject
to
various
risks
and
uncertainties.
Accordingly,
there
are
or
will
be
important
factors
that
could
cause
actual
outcomes
or
results
to
differ
materially
from
those
indicated
in
these
statements.
BXMT
believes
these
factors
include
but
are
not
limited
to
those
described
under
the
section
entitled
“Risk
Factors”
in
its
Annual
Report
on
Form
10-K
for
the
fiscal
year
ended
December
31,
2017,
as
such
factors
may
be
updated
from
time
to
time
in
its
periodic
filings
with
the
Securities
and
Exchange
Commission
(“SEC”)
which
are
accessible
on
the
SEC’s
website
at
www.sec.gov.
These
factors
should
not
be
construed
as
exhaustive
and
should
be
read
in
conjunction
with
the
other
cautionary
statements
that
are
included
in
this
presentation
and
in
the
filings.
BXMT
assumes
no
obligation
to
update
or
supplement
forward-looking
statements
that
become
untrue
because
of
subsequent
events
or
circumstances.